Huntington Bancshares Incorporated 2022 Annual Shareholders’ Meeting April 20, 2022 The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2022 Huntington Bancshares Incorporated.

Deeply Engaged, Diverse Board of Directors



Stephen Steinour
Chairman, President, and CEO
Huntington Bancshares Incorporated
President and CEO
The Huntington National Bank



Lizabeth Ardisana
CEO and Principal Owner
ASG Renaissance, LLC



Alanna Cotton
Former President of Operations, Central & Eastern Europe
The Coca-Cola Company



Ann (Tanny) Crane
President and CEO
Crane Group Company



Robert Cubbin
Retired President and CEO
Meadowbrook Insurance Group



Gina France
CEO and President
France Strategic Partners LLC



Michael Hochschwender
CEO
The Smithers Group



Richard King
Chairman, Metropolitan Airports Commission, Minneapolis/St. Paul



Katherine (Allie) Kline
Founding Principal
LEO DIX



Richard Neu
Retired Chairman
MCG Capital Corporation



Kenneth Phelan
Senior Advisor
Oliver Wyman, Inc.



David Porteous
Attorney
McCurdy, Wotila & Porteous, P.C.
and Lead Director, Huntington



Roger Sit
CEO, Global Chief Investment Officer and Director
Sit Investments Associates



Jeffrey Tate
CFO and Executive Vice President
Leggett & Platt



Gary Torgow
Chairman
The Huntington National Bank

2022 Annual Shareholders' Meeting | 2 | Huntington

2022 Annual Shareholders’ Meeting Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the transaction with TCF are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington does business; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2021 which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 4

2022 Annual Shareholders’ Meeting Chairman’s Presentation: Discussion Topics 5 2021 Year in Review Business / Strategy Update

2022 Annual Shareholders’ Meeting  Drive organic growth across all business segments  Deliver sustainable, top quartile financial performance  Stability and resilience through risk management; maintaining an aggregate moderate-to-low risk profile through-the-cycle Huntington: A Purpose-Driven Company Our Vision Become the country’s leading people-first, digitally powered bank Purpose Drives Performance Our Purpose We make people’s lives better, help businesses thrive, and strengthen the communities we serve 6

2021 Full Year Highlights

Executed on our People-First, Digitally Powered vision

	EPS	ROTCE	Efficiency Ratio
GAAP Reported	$0.90	11.3%	72.0%
Adjusted	$1.53	19.1%	60.2%

Strategic Execution	• Delivered robust household growth across consumer and business banking:
	  ◦ Consumer households +44% YoY (4.5% standalone Huntington)
	  ◦ Business checking relationships +38% YoY (7% standalone Huntington)
	• Drove commercial growth through expansion of expertise and capabilities, including capital markets, treasury management, as well as the addition of inventory finance business
	• Digitally powered innovation: introduction of Standby Cash and Early Pay, *EDGE* – a commercial relationship insights and analytics tool, and numerous other customer experience enhancements
	• Expanded our #1 nationally ranked SBA 7(a) lending program[1] to new states

Distinguished Awards	• Ranked #1 customer satisfaction with Consumer Banking in the North Central Region by J.D. Power[2] • Top in customer satisfaction for mobile banking app among regional banks (3rd year in a row) by J.D. Power[2]
TCF Acquisition	• Timely and successful completion of the TCF acquisition and integration activities to create a Top 10 Regional Bank • Converted more than 1.5 million customers to the Huntington platform • Delivering cost savings – achievement of announced cost savings expected in 1H22 • Revenue synergy initiatives launched with early progress
Capital and Credit	• Returned capital to shareholders: $650 million share repurchases and increased quarterly common stock dividend • Maintained solid credit quality with full-year net charge-offs of 0.22%

See slide 17 for ROTCE and Efficiency Ratio and slide 18 for EPS reconciliations
See notes on slide 16

2022 Annual Shareholders' Meeting | 7 | Huntington

2022 Annual Shareholders’ Meeting $109 $123 $174 2019 2020 2021 $82 $99 $143 2019 2020 2021 $75 $82 $112 2019 2020 2021 Total Assets $174Billion Total Loans $112Billion Total Deposits $143Billion Huntington Bancshares Snapshot Top 10 Regional Bank in the U.S. 8 44% 38% Consumer Households Business Checking Relationships Household Growth (YoY)

2022 Annual Shareholders’ Meeting $4.4 $4.5 $4.7 $4.8 $6.0 2017 2018 2019 2020 2021 Total Revenue $6.0Billion Huntington Bancshares Snapshot 9 (1) PPNR is non-GAAP; see slide 18 for reconciliation $1.8 $1.9 $2.0 $2.0 $2.3 2017 2018 2019 2020 2021 Pretax Pre-provision Net Revenue (PPNR)(1) $2.3Billion 0.23% 0.20% 0.35% 0.57% 0.22% 2017 2018 2019 2020 2021 Net Charge-offs (% of average loans) 22Basis Points

2022 Annual Shareholders’ Meeting Huntington Bancshares Snapshot 10 Total Shareholder Return (TSR) 27% 42% 277% 1-Year 5-Year 10-Year Capital Return to Shareholders ($ in millions) $611 $621 $826 $441 $92 $650$1,052 $713 $1,476 2019 2020 2021 Dividends Buybacks Dividends Declared Per Common Share $0.61 $0.35 $0.50 $0.58 $0.60 $0.61 2017 2018 2019 2020 2021

2022 Annual Shareholders’ Meeting  Ranked #135 overall  Ranked #11 within the financial sector Recent ESG Recognition Delivering on Our Purpose Our Commitment to Environmental, Social, & Governance (ESG) 11 Our commitment to ESG is a reaffirmation of our long-held commitment to do the right thing for our shareholders, customers, colleagues, and communities. 2020 ESG Report

2022 Annual Shareholders’ Meeting Industry-leading Mobile Customer Satisfaction Honored for the third consecutive year for consumer mobile customer satisfaction 12 #1 Customer Satisfaction with Mobile Banking Apps among Regional Banks(1) For J.D. Power 2021 award information, visit jdpower.com/awards August 1, 2019 Huntington Online Banking and Mobile App Rank Highest in Two J.D. Power 2019 Banking Satisfaction Studies Awards reflect focus on listening to customers and delivering an exceptional digital experience COLUMBUS, Ohio – Huntington Bank (Nasdaq: HBAN; www.huntington.com) has claimed the top spot among regional banks in the J.D. Power 2020 U.S. Banking Mobile App Satisfaction Study for the second year in a row. August 19, 2020 Huntington Mobile App Ranks Highest Among Regional Banks in the J.D. Power 2020 U.S. Banking Mobile App Satisfaction Study for the Second Year in a Row Award reflects Huntington’s continued focus on listening to customers and delivering exceptional digital tools COLUMBUS, Ohio – Huntington Bank (Nasdaq: HBAN; www.huntington.com) has claimed the top spot among regional banks in the J.D. Power 2020 U.S. Banking Mobile App Satisfaction Study for the second year in a row. June 10, 2021 Huntington Ranks Highest Among Regional Banks in the J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study for the Third Year in a Row Award reflects Huntington’s continued commitment to looking out for customers and producing best-in-class digital tools COLUMBUS, Ohio – Huntington Bank (Nasdaq: HBAN; www.huntington.com) has claimed the top spot among regional banks in the J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study for the third year in a row.

2022 Annual Shareholders’ Meeting First Quarter 2022 Earnings Call 13  Thursday, April 21, 2022  9:00 a.m. ET Huntington’s management will host an earnings conference call the same day at 9:00 a.m. ET. The call, along with slides, may be accessed via a live Internet webcast in the Investor Relations section of Huntington’s website or through a dial-in telephone number at (877) 407-8029 conference ID #13728287

2022 Annual Shareholders’ Meeting Basis of Presentation 14 Use of Non-GAAP Financial Measures This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, conference call slides, or the Form 8-K related to this document, all of which can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com. Annualized Data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over- year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully-Taxable Equivalent Interest Income and Net Interest Margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per Share Equivalent Data Notable income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of our financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Notable Items. Earnings per share equivalents are usually calculated by applying an effective tax rate to a pre-tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent.

2022 Annual Shareholders’ Meeting Basis of Presentation 15 Rounding Please note that columns of data in this document may not add due to rounding. Notable Items From time to time, revenue, expenses, or taxes are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by management at that time to be infrequent or short term in nature. We refer to such items as “Notable Items.” Management believes it is useful to consider certain financial metrics with and without Notable Items, in order to enable a better understanding of company results, increase comparability of period-to-period results, and to evaluate and forecast those results.

2022 Annual Shareholders’ Meeting Notes 16 Slide 7 (1) Ranked first in loan origination by volume for the 4th year in a row (2) For JD Power 2021 award information, visit jdpower.com/awards. Huntington received the highest score among regional banks in the J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study customers’ satisfaction with their financial institution’s mobile applications for banking account management. Huntington received the highest ranking in Customer Satisfaction with Consumer Banking in the North Central Region of the J.D Power 2021 U.S. Retail Banking Satisfaction Study.

2022 Annual Shareholders’ Meeting Non-GAAP Reconciliation ROTCE, Efficiency Ratio 17 Efficiency Ratio ($ in millions) – Pre-tax FY 2021 Noninterest expense (GAAP) $4,375 Less: intangible amortization 48 Noninterest expense less amortization of intangibles (A) $4,327 Total Revenue (GAAP) $5,991 FTE adjustment 25 Gain / loss on securities (9) FTE revenue less gain/loss on securities (B) $6,007 Efficiency Ratio (A/B) 72.0% Less: TCF acquisition-related net expenses (C) ($701) Less: Exit of strategic distribution relationship (C) ($10) Adjusted noninterest expense (Non-GAAP) (A-C) $3,616 Adjusted Efficiency Ratio ((A-C)/B)) 60.2% ROTCE ($ in millions) FY 2021 Average common shareholders’ equity $14,569 Less: intangible assets and goodwill 4,108 Add: net tax effect of intangible assets 48 Average tangible common shareholders’ equity (A) $10,509 Net income available to common $1,153 Add: amortization of intangibles 48 Add: deferred tax (10) Adjusted net income available to common 1,191 Adjusted net income available to common (annualized) (B) $1,191 Return on average tangible shareholders’ equity (B/A) 11.3% Adjusted ROTCE ($ in millions) FY 2021 Adjusted net income available to common (annualized) (B) $1,191 Return on average tangible shareholders’ equity 11.3% Add: TCF acquisition-related net expenses, after tax (C) $566 Add: Exit of strategic distribution relationship, after-tax (C) $8 Add: TCF acquisition CECL initial provision expense (“double count”), after-tax (C) $239 Adjusted net income available to common (annualized) (E) $2,004 Adjusted return on average tangible shareholders’ equity (E/A) 19.1%

2022 Annual Shareholders’ Meeting Reconciliation EPS, Pre-Provision Net Revenue (PPNR) 18 EPS ($ in millions, except per share amounts) Pre-tax impact amount After-tax impact amount FY 2021 EPS Earnings Per Share (GAAP) $0.90 Add: TCF acquisition-related net expenses $701 $566 $0.44 Add: Exit of strategic distribution relationship $10 $8 $0.01 Add: TCF acquisition CECL initial provision expense (“double count”) $294 $239 $0.18 Adjusted Earnings Per Share (Non-GAAP) $1.53 Pre-Provision Net Revenue ($ in millions) 2017 2018 2019 2020 2021 Total Revenue $4,309 $4,510 $4,667 $4,815 $5,991 FTE adjustment 50 30 26 21 25 Total revenue (FTE) a 4,359 4,540 4,693 4,836 6,016 Less: net gain / (loss) on securities (4) (21) (24) (1) 9 Less: Notable Items 2 0 0 0 0 Total Revenue (FTE), excluding net gain / (loss) on securities and notable items b 4,361 4,561 4,717 4,837 6,007 Noninterest expense c 2,714 2,647 2,721 2,795 4,375 Less: Notable Items 154 0 0 0 711 Noninterest expense, excluding notable items d 2,560 2,647 2,721 2,795 3,664 Pre-provision net revenue (PPNR) (a-c) $1,645 $1,893 $1,972 $2,041 $1,641 PPNR, adjusted (b–d) $1,801 $1,914 $1,996 $2,042 $2,343